Exhibit 99.1

Date: 21st day of February 2012

Cooperative Agreement


between


Stevia Corp.


and


Guangzhou Health China Technology Development Company Limited

THIS COOPERATIVE AGREEMENT ("AGREEMENT") is dated the 21st day of February 2012 ("Effective Date") and entered into

BETWEEN:

(1) STEVIA CORP. ("STEVIA CORP"), a publicly traded corporation (OTCBB: STEV) organized under the laws of the State of Nevada of the United States, with its corporate office located at 7117 US 31 South, Indianapolis, IN 46227 USA

     Represented by:          GEORGE S BLANKENBAKER
     Title:                   President
     Tel number:              +(1) 888-250-2566
     Fax number:              +(1) 317-536-3222

AND

(2) GUANGZHOU HEALTH CHINA TECHNOLOGY DEVELOPMENT COMPANY LIMITED ("HEALTH"), Company No _____________, a foreign-invested limited liability company incorporated in Panyu District, Guangzhou, Peoples Republic of China and whose registered office is at _________________________________________
     ___________________________________________________________________________

     Represented by:          _____________________________
     Title:                   _____________________________
     Tel number:              _____________________________
     Fax number:              +(   )_______________________
                              +(   )_______________________

WHEREAS:

(A) Stevia Corp is an agri-technology company focused on the economic development of crops including Stevia and best practice agriculture and processing practices in order to deliver high value crops and crop derivatives through proprietary plant breeding, excellent agricultural inputs, innovative systems and methodologies, post-harvest techniques and processes; and

(B) Health engages in the research and development of agriculture technology and biotechnology and has successfully commercialized several technologies applicable to both agriculture and aquaculture; and

(C) Stevia Corp and Health (the "Parties") desire to explore potential technology partnerships.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   INTENT TO ENTER INTO TECHNOLOGY PARTNERSHIPS

1.1 The Parties agree to explore potential technology partnerships with the intent to formalize a joint venture to scale existing proven technologies.

1.2  The  Parties  agree  to  conduct   trials  to  test  the  efficacy  of  the
     technologies as it applies specifically to Stevia Corp's business model as well as the marketability of harvests produced utilizing the technologies.

2.   ACCESS TO INFORMATION

2.1 Health agrees to share all available information of its business structure and technologies to Stevia Corp and/or its professional advisors, subject to Article 4 (Confidentiality).

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2.2  Health agrees to permit Stevia Corp or Stevia Corp's  representative at all reasonable times to enter Health's premises and grow-out sites for the purpose of inspecting the production, processing, packaging and storage operation (whether or not owned by Health) relating to Health's business, and will as reasonably requested by Stevia Corp, supply without cost random
     samples  of   products/harvests   for   testing  by  Stevia   Corp  or  its
     representatives.

3.   SCOPE OF COOPERATION

3.1 The Parties agree to evaluate all of Health's current technologies and businesses to assess which ones will be the most promising to scale.

3.2 The Parties intend to set up a joint venture to pursue the most promising technologies and businesses.

3.3 Further to evaluating Health's technologies and businesses, the Parties agree to evaluate the corporate structure of Health and its affiliates and to propose a new corporate structure.

3.4 The Parties agree to explore and evaluate the opportunities presented by Health's additional affiliate companies and their technologies on the same terms as this Agreement.

4.   CONFIDENTIALITY

4.1  Subject to the provisions of clauses 4.2 and 4.3, each party:

     (A) shall treat as strictly confidential and use solely for the purposes contemplated by this Agreement all information, whether technical or commercial, obtained or received by it as a result of entering into or performing its obligations under this Agreement and relating to the negotiations relating to, or the provisions, or subject matter of, this Agreement or any other party to it ("confidential information");

     (B) shall not, except with the prior written consent of the Party from whom the confidential information was obtained, publish or otherwise disclose to any person any confidential information except for the purposes contemplated by this Agreement; and

     (C) where any of the confidential information is also privileged, the waiver of such privilege is limited to the purposes of this Agreement and does not and is not intended to result in any wider waiver of the privilege and each Party shall take all reasonable steps to protect the privilege of the other Party in its respective confidential information and shall advice the other Party promptly in writing if any step is taken by any other person to obtain any privileged confidential information of the other Party.

4.2  PERMITTED DISCLOSURES

     Each party may disclose confidential information which would otherwise be subject to clause 4.1 if, and only to the extent that it can demonstrate that:

     (A) such disclosure is required by law or by any securities exchange or regulatory or governmental body having jurisdiction over it, wherever situated, and whether or not the requirement has the force of law;

     (B) the confidential information was lawfully in its possession prior to its disclosure by the other party (as evidenced by written records) and had not been obtained from the other party;

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     (C)  the  confidential  information  has come into the public  domain other than through its fault or the fault of any person to whom the confidential information has been disclosed in accordance with clause 4.1;

     provided that any such disclosure shall not be made without prior consultation with the Party from whom the confidential information was obtained.

4.3  DISCLOSURES TO CERTAIN PARTIES

     Each party may for the purposes contemplated by this Agreement disclose confidential information to the following persons or any of them, provided that a written confidentiality undertaking in a form equivalent to clause
     4.1 has been obtained from such person:

     (A) its professional advisers, auditors, bankers and insurers, acting as such; and

     (B)  its directors, officers, senior employees and sub-contractors.

4.4  SURVIVAL OF RESTRICTIONS

     The restrictions contained in this clause shall survive the termination of this Agreement and shall continue for two years from the date of termination.

5.   WARRANTIES

     Health hereby separately represents warrants and undertakes for itself to and with Stevia Corps and its successors in title as follows:

     A) Health has full legal right, power and authority to execute, deliver and perform their obligations under this Agreement; and

     B) There is no provision of any existing contract, agreement or instrument binding Health which has been or would be contravened by the execution and delivery of this Agreement or by the performance or observance by Health of any of the terms hereof.

     Stevia Corp hereby separately represents warrants and undertakes for itself to and with Health and its successors in title as follows:

     A) Stevia Corp has full legal right, power and authority to execute, deliver and perform their obligations under this Agreement; and

     B) There is no provision of any existing contract, agreement or instrument binding Stevia Corp, which has been or would be contravened by the execution and delivery of this Agreement or by the performance or observance by Stevia Corp of any of the terms hereof.

6.   TERMINATION

6.1 This Agreement sets out the intent of the Parties so that they might conduct analysis of potential technologies and business arrangements and enter into negotiations to confirm formal business structures.

6.2 Either Party may terminate this Agreement forthwith by giving written notice to the other subject to clause 4.4.

7.   RELATIONSHIP OF THE PARTIES

     (A) Nothing in this Agreement shall constitute, or be deemed to constitute a partnership between the parties, nor except as expressly provided, shall it constitute, or be deemed to constitute, any party as the agent of any other party for any purpose.

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     (B)  Subject to any express  provisions to the contrary in this  Agreement, neither Party shall have the right or authority to and shall not do any act, enter into any contract, make any representation, give any warranty, incur any liability, assume any obligation, whether express or implied, of any kind on behalf of the other Party or bind the other Party in any way.



              THIS SECTION OF THE PAGE IS INTENTIONALLY LEFT BLANK


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IN WITNESS WHEREOF,  each of the Parties has executed this Agreement in a manner binding upon it as of the Effective Date set forth above.


SIGNED BY                               /s/ George Blankenbaker
                                        ----------------------------------------
                                        Name: George Blankenbaker

FOR AND BEHALF OF
STEVIA CORP.
in the presence of:


--------------------------------
Name:
ID:

SIGNED BY                               /s/
                                        ----------------------------------------
                                        Name:

FOR AND BEHALF OF
GUANGZHOU HEALTH CHINA TECHNOLOGY DEVELOPMENT COMPANY LIMITED in the presence of:


--------------------------------
Name:
ID

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